HIBERNIA CORPORATION

                            2005 DEFERRED AWARD PLAN



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                              HIBERNIA CORPORATION
                            2005 DEFERRED AWARD PLAN

                                      INDEX
                                                                            PAGE

   ARTICLE I - PURPOSE.......................................................1

   ARTICLE II - DEFINITIONS..................................................1

   ARTICLE III - ELIGIBILITY AND PARTICIPATION...............................3

   ARTICLE IV - AWARDS AND ACCOUNTS..........................................3
      Establishment of Accounts..............................................3
      Status of Accounts.....................................................3
      Annual Awards..........................................................3
      Interim Award..........................................................4
      Vesting................................................................4
      Accounting.............................................................4
      Valuation Notice.......................................................5

   ARTICLE V - PAYMENT OF DEFERRED AWARDS....................................5
      Initial Payment Procedures.............................................5
      Forms of Distribution..................................................5
      Time of Payment........................................................5
      Amount of Deferred Award...............................................5
      Schedule A.............................................................6
      Status as a Key Employee...............................................6
      Small Payments.........................................................6

   ARTICLE VI - DEATH BENEFITS...............................................6
      Beneficiary Designation................................................6
      Participant's Death Before Benefit Eligibility Date....................6
      Participant's Death During Installment Period..........................7
      Death of Beneficiary...................................................7
      Small Payments.........................................................7

   ARTICLE VII - TERMINATION BENEFITS; HARDSHIP WITHDRAWALS..................7
      Termination Benefit....................................................7
      Hardship Withdrawals...................................................7

   ARTICLE VIII - PLAN ADMINISTRATION........................................8
      Powers.................................................................8
      Payments...............................................................8
      Delegation of Administrative Authority.................................8
      Claims.................................................................9
      Fees and Expenses.....................................................10
      Facility of Payment...................................................10

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   ARTICLE IX - PARTICIPANTS' RIGHTS........................................10
      Spendthrift Provision.................................................10
      No Continued Employment...............................................10
      Obligation for Benefit Payments.......................................10
      Taxes.................................................................10

   ARTICLE X - MISCELLANEOUS................................................11
      Termination of Plan...................................................11
      Code Section 409A.....................................................11
      Inurement.............................................................11
      No Effect on Other Benefits...........................................11
      Amendment and Modification............................................11
      Governing Law.........................................................12
      Merger or Consolidation...............................................12
      Entire Plan...........................................................12

   EXHIBIT A - Initial Participants.........................................13

   EXHIBIT B - Determination of Annual Award................................14

   EXHIBIT C - Change of Control............................................16

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                              HIBERNIA CORPORATION
                            2005 DEFERRED AWARD PLAN

      Hibernia Corporation, a corporation organized and existing under the laws of the State of Louisiana (the "COMPANY"), hereby adopts the 2005 Deferred Award Plan, to be effective as of January 1, 2005 (the "EFFECTIVE DATE"), as more fully set forth herein (the "PLAN").

                                    ARTICLE I
                                     PURPOSE

      The Plan is intended to be an unfunded deferred compensation arrangement for the benefit of certain officers, managers or other key employees of the Company and its Affiliates (as defined below), within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As such, this Plan is not intended to constitute an employee benefit plan under ERISA, which is subject to the provisions of Parts 2, 3 and 4 of Title I of ERISA. In accordance with such intent, any obligation of the Company or its Affiliates to pay benefits hereunder shall be deemed to be an unsecured promise, and any right of a Participant (as defined below) or Beneficiary (as defined below) to enforce such obligation shall be solely as a general creditor of the Company. The Plan is not intended to constitute a qualified employee benefit plan within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "CODE").

                                   ARTICLE II
                                   DEFINITIONS

      2.1 ACCOUNT means one or more bookkeeping entries maintained by the Company with respect to each Participant hereunder.

      2.2 AFFILIATE means any corporation or other form of entity of which the Company owns, directly or indirectly, 80% or more of the total combined voting power of all classes of stock or other equity interests, provided that such entity is designated by the Committee as a participating entity hereunder.

      2.3 AWARD means a credit made by the Company to an Account hereunder in accordance with the provisions of Section 4.3 or 4.4 hereof, as the case may be.

      2.4 BENEFICIARY means the person, persons, entity or entities designated by a Participant in accordance with Section 6.1 hereof. If no Beneficiary is designated with respect to the Plan, a Participant's designation made under the Prior Plan shall control; if there is no such designation or such designation cannot be administered, a Participant's designation under the Company's Retirement Security Plan (or the default provisions thereof) shall control.

      2.5 BENEFIT ELIGIBILITY DATE means the date on which a Participant's Deferred Award is eligible for payment hereunder, which shall be designated on Schedule A hereto; provided, however, that in no event shall such date be earlier than the date on which a Participant ceases to be employed by the
Company  and  its  Affiliates.   INITIAL  BENEFIT  ELIGIBILITY  DATE  means  the

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Benefit Eligibility Date designated by a Participant in accordance with Section
5.1 hereof or, if no such date is designated, the date on which the Participant ceases to be employed by the Company and its Affiliates for any reason.

     2.6  BOARD  or BOARD OF  DIRECTORS  means  the  Board of  Directors  of the
Company.

      2.7 COMMITTEE means the Executive Compensation Committee of the Board, which shall act as the administrator of this Plan.

      2.8  DEFERRED  AWARD  means  the   benefit   payable   on   or   after   a
Participant's Eligibility Date in accordance with the provisions of Article V hereof.

      2.9 ELIGIBILITY DATE means the date on which a Participant has attained age 55 and completed 15 Years of Service. For this purpose, a YEAR OF SERVICE shall be a 12 consecutive month period of service with the Company and its Affiliates. Such years shall be measured from a Participant's most recent date of hire; service prior to such date shall be disregarded.

      2.10 INTEREST CREDITING RATE means the rate determined as of each Annual Valuation Date for the immediately succeeding Plan Year. Such rate shall be the Corporate Bond Survey Average Rate published by Moody's during the October immediately preceding such date, plus 1%, compounded annually, and credited as of each Valuation Date in accordance with Section 4.5 hereof. The Committee shall determine such rate annually and provide each Participant with notice thereof.

      2.11 PARTICIPANT means an officer, manager or other key employee of the Company or its Affiliates for whom an Account is maintained hereunder.

      2.12 PAYMENT DATE means the first business day that is at least 60 days after each June 30th or December 31st or as soon as practicable thereafter, subject to such limitations as may be imposed under Section 5.6 hereof.

      2.13 PLAN means this 2005 Deferred Award Plan, as the same may be amended, restated or replaced from time to time.

      2.14 PLAN YEAR means the 12-month period beginning each January 1st and ending each December 31st.

      2.15 PRIOR PLAN means the Company's Deferred Award Plan, which was first approved on January 22, 1996, and with respect to which awards thereunder ceased as of December 31, 2004.

      2.16 SCHEDULE A means one or more schedules or other writings acceptable to the Committee (or its designee) that provide for the distribution of a Participant's Deferred Award and include (a) the designation of a Benefit Eligibility Date, and/or (b) an election as to a form of benefit payment. The terms of any such Schedule A are incorporated in this Plan by this reference.


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      2.17  UNFORESEEABLE  EMERGENCY means the occurrence of a severe  financial hardship. Such hardship shall be attributable to a sudden and unexpected illness or accident of the Participant or his or her spouse or dependents, the loss of
property   due  to  casualty   or  similar   extraordinary   and   unforeseeable
circumstances beyond the control of a Participant.

      2.18 VALUATION DATE means each June 30th, December 31st and/or such other dates as may be designated, from time to time, by the Committee. ANNUAL VALUATION DATE means December 31st.

      2.19 VESTING CHANGE OF CONTROL shall have the meaning ascribed to such term in Exhibit C hereto.

      2.20 OTHER DEFINITIONS. The terms "CAUSE," "GOOD REASON," "CHANGE OF CONTROL," and "DISABILITY" shall have the meanings ascribed to them in Section
4.4 hereof; the term "INITIAL FORM OF DISTRIBUTION" shall have the meaning ascribed to it in Section 5.1 hereof; the term "INSTALLMENT PERIOD" shall have the meaning ascribed to it in Section 5.2a hereof; the term "KEY EMPLOYEE" shall have the meaning ascribed to it in Section 5.6 hereof.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

      Officers, managers or other key employees of the Company or an Affiliate shall participate hereunder when designated by the Committee, which designation may be made individually or by groups or categories, in the discretion of the Committee. The Committee shall notify each such officer, manager or other key employee of his or her eligibility to participate in this Plan. Without the necessity of further action, Participants hereunder shall include those individuals listed on Exhibit A hereto, which shall be deemed a part of the Plan by this reference.

                                   ARTICLE IV
                               AWARDS AND ACCOUNTS

      4.1 ESTABLISHMENT OF ACCOUNTS. The Company shall establish and maintain an Account with respect to each Participant hereunder. Each such Account shall be credited with such Awards as may be made for the benefit of each Participant hereunder in accordance with Section 4.3 hereof. The Committee may direct the establishment and maintenance of such additional Account or Accounts for such purpose or purposes as the Committee may deem necessary or appropriate, including, but not limited to, the designation of multiple Benefit Eligibility Dates or methods of distribution.

      4.2 STATUS OF ACCOUNTS. Accounts established hereunder shall be bookkeeping entries only. The establishment and maintenance of such Accounts shall not be deemed to create a trust or other form of fiduciary relationship between the Company (or an Affiliate) and any Participant or Beneficiary or otherwise create, for the benefit of any Participant or Beneficiary, an ownership interest in or expectation of any specific asset of the Company (or of any Affiliate).

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      4.3  ANNUAL AWARDS.  As of each Annual Valuation Date, the Committee shall credit to the Account of each Participant who is employed by the Company or an Affiliate as of such date an Award in an amount determined in accordance with Exhibit B hereto.

      4.4 INTERIM AWARD. Notwithstanding any provision of the Plan to the contrary and in lieu of an annual Award determined under Section 4.3 hereof, the Account of a Participant who ceases to be employed by the Company and its Affiliates on or before September 30, 2006, shall be credited with an amount determined in accordance with Exhibit B hereof, prorated to reflect such Participant's period of service between the first day of the Plan Year and the date on which such cessation occurs, provided that such Participant's cessation of employment is on account of:

      a. Involuntary termination of employment, other than on account of Cause;

      b.    Voluntarily termination of employment on account of Good Reason;

      c. Voluntary or involuntary termination of employment during the 30-day period determined under paragraph 1(a)(ii) of such Participant's Change of Control Agreement; or

      d.    Death or Disability.

Such credits shall be made as of the Valuation Date immediately following the termination, death or Disability.

      For this purpose, the terms "CAUSE," "GOOD REASON," and "DISABILITY" shall have the meanings ascribed to them in each Participant's Change of Control Agreement. The term "CHANGE OF CONTROL AGREEMENT" shall mean the Change of Control Agreement by and between the Company and each Participant hereunder in effect as of August 1, 2005.

      4.5 VESTING. Amounts credited to a Participant's Account or Accounts hereunder shall be vested and nonforfeitable upon the earlier of (a) the completion of five Years of Service, or (b) the occurrence of a Vesting Change of Control.

      4.6 ACCOUNTING. As of each Valuation Date, a Participant's Account or Accounts shall be adjusted as follows:

      a. Each such Account shall be credited with interest at the applicable Interest Crediting Rate for the period since the immediately preceding Valuation Date, which shall be determined in accordance with Section 2.10 hereof, provided that such credit shall, when compounded, equal the annual Interest Crediting Rate.

      b. Each such Account shall be credited with the amount of any Award made for the benefit of such Participant since the prior Valuation Date.

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      c.    Each such  Account  shall be reduced by the amount of any payment or other form of distribution or withdrawal made since the immediately preceding Valuation Date.

      4.7 VALUATION NOTICE. Not less frequently than each Annual Valuation Date, the Committee (or its designee) shall furnish each Participant with a valuation notice which includes the amounts credited to the Participant's Accounts as of such date and the adjustments described in Section 4.6 hereof since the immediately preceding notice.

                                    ARTICLE V
                           PAYMENT OF DEFERRED AWARDS

      5.1 INITIAL PAYMENT PROCEDURES. No later than 30 days after the date on which a Participant is first designated as such hereunder or as of the date designated by the Committee in connection with the adoption and implementation of this Plan, each Participant hereunder shall furnish a Schedule A to the Committee, which shall designate his or her Initial Benefit Eligibility Date and the form in which his or her Deferred Award shall be distributed (the "INITIAL FORM OF DISTRIBUTION"). If a Participant fails to provide such election within the time specified by the Committee, he or she shall be deemed to have elected
(a) a single-sum payment as his or her Initial Form of Distribution, and (b) to receive his or her Deferred Award as of his or her Initial Benefit Eligibility Date.

      5.2  FORMS OF DISTRIBUTION.   A Participant shall be entitled to elect one
of the following forms of distribution on Schedule A hereto:

      a. Substantially equal annual installment payments for a period designated by such Participant, but not in excess of 20 consecutive years (such designated period referred to as the "INSTALLMENT PERIOD"); or

      b.    A single-sum payment.

Unless otherwise permitted by the Committee, any such designation shall apply to the aggregate value of his or her Deferred Award.

      5.3 TIME OF PAYMENT. Subject to the provisions of Section 5.6 hereof, payment of a Deferred Award hereunder shall be made or commence as of the Payment Date that corresponds with or immediately follows a Participant's
Benefit Eligibility Date and, with respect to installment payments, each anniversary of such Payment Date during the Installment Period.

      5.4 AMOUNT OF DEFERRED AWARD. The amount of a Participant's Deferred Award hereunder shall be determined in accordance with the following rules:

      a. If such benefit is paid in the form of a single-sum, such award shall equal the aggregate vested amount credited to such Participant's Account or Accounts as of the Valuation Date that coincides with or immediately precedes the applicable Payment Date.

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      b.    If  such  benefit  is paid in the form of  installments,  the amount of  each  annual  installment shall equal the vested amount credited
            to  such  Participant's   Account or  Accounts  as of the  Valuation
            Date that coincides with or immediately precedes the applicable Payment Date, multiplied by a fraction (i) the numerator of which is one, and (ii) the denominator of which is the number of annual
            installments   then   remaining   to  be  paid    pursuant   to  the
            Participant's   Schedule  A.   During the  Installment  Period,  the
            Participant's Account or Accounts shall be credited with interest in accordance with the provisions of Section 4.6b hereof.

      5.5 SCHEDULE A. A Participant shall be entitled to modify the Initial Form of Distribution and/or Initial Benefit Eligibility Date applicable to his or her Deferred Award by delivery of a Schedule A to the Committee or its designee, provided that:

      a. Any such modification shall be effective no earlier than 12 months following the date on which it is received and accepted by the Committee;

      b. Any such modification shall be received and accepted not less than 12 months prior to the date on which distributions are otherwise scheduled to commence;

      c. Any modification to a Benefit Eligibility Date shall designate a date that is not less than five years after the Benefit Eligibility Date then in effect; and

      d. Any modification as to the form of distribution shall not result in the acceleration of payments hereunder.

      5.6 STATUS AS A KEY EMPLOYEE. If a Participant is a Key Employee as of the date on which he or she ceases to be employed by the Company and its Affiliates (or as of such other date as may be prescribed under Code Section
409A), then in no event shall such Participant's Payment Date (or initial Payment Date, if such Participant's Deferred Award is payable in the form of installments) be less than six months after the date of such Participant's cessation of employment. For this purpose a "KEY EMPLOYEE" shall be an employee described in Code Section 416(i), as may be modified by Code Section 409A.

      5.7 SMALL PAYMENTS. If the value of a Deferred Award payable hereunder is $10,000 or less, then notwithstanding any provision of this Plan to the contrary, other than Section 5.6 hereof, the Committee shall distribute such amount to the Participant in the form of a single-sum payment as of the Payment Date that coincides with or immediately follows his or her Initial Benefit Eligibility Date, and no additional benefit shall be payable hereunder.

                                   ARTICLE VI
                                 DEATH BENEFITS

      6.1 BENEFICIARY DESIGNATION. A Participant shall be entitled to designate one or more Beneficiaries on forms provided by the Committee. Any such designation may be modified by

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delivery of a new designation to the Committee.  Any designation or modification shall be effective upon its receipt and acceptance by the Committee.

      6.2 PARTICIPANT'S DEATH BEFORE BENEFIT ELIGIBILITY DATE. If a Participant dies before his or her Benefit Eligibility Date, the Participant's Beneficiary shall be paid a benefit in the form of a single-sum payment as of the Payment Date that coincides with or immediately follows the date of the Participant's death. The amount of such benefit shall equal the vested portion of the Participant's Account or Accounts, determined as of the deceased Participant's date of death.

      6.3 PARTICIPANT'S DEATH DURING INSTALLMENT PERIOD. If a Participant dies during an Installment Period, the Company shall pay to the Participant's Beneficiary the remaining installment payments otherwise payable to the deceased Participant, at such times and in such amounts as would have been paid to such Participant.

      6.4 DEATH OF BENEFICIARY. In the event of the death of a Beneficiary, the remaining benefit to which such Beneficiary was entitled at the time of such Beneficiary's death, if any, shall be payable to the beneficiary or beneficiaries designated in writing, by such Beneficiary on a form submitted by such Beneficiary and accepted by the Committee. If the Beneficiary fails to provide a designation or such designation cannot be administered, any remaining benefit shall be paid to the estate of such Beneficiary.

      6.5 SMALL PAYMENTS. If the value of a benefit payable hereunder is $10,000 or less, then notwithstanding any provision of this Plan to the contrary, the Committee shall distribute such amount to the affected Beneficiary or Beneficiaries in the form of a single-sum payment as of the Payment Date that coincides with or immediately follows the date of the Participant's death, and no additional benefit shall be payable hereunder.

                                  ARTICLE VII
                  TERMINATION BENEFITS; HARDSHIP WITHDRAWALS

      7.1 TERMINATION BENEFIT. If a Participant ceases to be employed by the Company and its Affiliates prior to his or her Eligibility Date, for any reason, he or she shall receive the vested amount then credited to his or her Account or Accounts in the form of a single-sum payment, which payment shall be in lieu of any benefit otherwise payable hereunder and shall be subject to the following;

      a. The amount of such benefit shall be determined in accordance with the provisions of Section 5.4 hereof; and

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      b.    Such  benefit  shall be  distributed  as of the  Payment  Date  that coincides with or immediately follows the date on which such Participant ceases to be employed by the Company and its Affiliates, subject to the provisions of Section 5.6 hereof.

      7.2 HARDSHIP WITHDRAWALS. If a Participant experiences an Unforeseeable Emergency, such Participant shall be permitted to withdraw all or a portion of his or her vested Accounts in the form of an immediate single-sum payment, subject to the limitations set forth below:

      a. A request for withdrawal shall be made, in writing, and shall set forth the circumstances surrounding the Unforeseeable Emergency. As a condition of and part of such request, the Participant shall provide to the Committee his or her written representation that
            (i) the hardship cannot be relieved by insurance or other reimbursement reasonably available to the Participant, (ii) the hardship can only be relieved by liquidation of the Participant's assets and any such liquidation would itself result in severe damage or injury to the Participant, and (iii) the Participant has no reasonable borrowing capacity to relieve the hardship. The Committee shall be entitled to request such additional information as may be reasonably required to determine whether an Unforeseeable Emergency exists and the amount of the hardship and to establish additional conditions precedent to the review or granting of a request for a withdrawal on account of an Unforeseeable Emergency.

      b. If the Committee determines that an Unforeseeable Emergency exists, the Committee shall authorize the immediate distribution of an amount required to meet the financial need created by such hardship, including any taxes payable on account of such withdrawal.

                                  ARTICLE VIII
                               PLAN ADMINISTRATION

      8.1 POWERS. This Plan and all matters related thereto shall be administered by the Committee. The Committee shall have the power and authority to interpret the provisions of this Plan and shall determine all questions arising under the Plan including, without limitation, all questions concerning administration, eligibility, the determination of benefits hereunder, and the interpretation of any form or other document related to this Plan. In addition, the Committee shall have the authority to prescribe, amend and rescind rules and administrative procedures relating to the operation of this Plan and to correct any defect, supply any omission or reconcile any inconsistency in this Plan.

      Any determination by the Committee need not be uniform as to all or any Participant hereunder. Any such determination shall be conclusive and binding on all persons. The Committee shall engage the services of such independent actuaries, accountants, attorneys and other administrative personnel as it deems necessary to administer the Plan.

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      8.2  PAYMENTS. The Committee shall have the power and authority to finally determine the time and amount of any distribution or withdrawal hereunder, subject to the provisions of this Plan and each Participant's Schedule A.

      8.3 DELEGATION OF ADMINISTRATIVE AUTHORITY. The Committee, in its sole discretion, may delegate to the appropriate officers of the Company or its Affiliates all or any portion of the power and authority granted to it hereunder, subject to any limitations imposed under applicable Federal or state securities laws. When acting in accordance with such delegation, whether made orally or in writing, such officers shall be deemed to possess the power and authority granted to the Committee hereunder. Without the requirement of further action, the Committee shall be deemed to have delegated to its appropriate officers:

      a. The authority to review and administer distributions and other payments and withdrawals in accordance with the provisions of Articles VII, VIII and IX hereof; and

      b. The authority to make such ministerial amendments to this Plan or any Schedule A or other ancillary form or document related to this Plan to the extent reasonably necessary to facilitate its administration or to ensure that the Plan is deemed an unfunded plan of deferred compensation within the meaning of the Code or ERISA, including, without limitation, Code Section 409A.

      8.4 CLAIMS. If a Participant (or Beneficiary) believes a benefit or distribution is due under the Plan, he or she may request the distribution of such benefit, in writing, on forms acceptable to the Committee. At such time, the Participant (or Beneficiary) will be given the information and materials necessary to complete any request for the distribution of a benefit.

      If the request for distribution is disputed or denied by the Committee, the following action shall be taken:

      a. First, the Participant (or the Beneficiary) shall be notified, in writing, of the dispute or denial as soon as possible (but no later than 90 days) after receipt of the request for a distribution. The notice shall set forth the specific reasons for the denial, including any relevant provisions of the Plan, and shall explain the review procedure of the Plan.

      b. Second, the Participant (or the Beneficiary) shall be entitled to a full review of his or her request for a distribution. A
            Participant (or Beneficiary) desiring a review of the dispute or denial must request such review, in writing, not later than 60 days after the notification of the dispute or denial is received. During the review, the Participant (or the Beneficiary) may be represented and shall have the right to inspect all documents pertaining to the dispute or denial.

      The Committee shall render its decision within 60 days after receipt of the request for the review. In the event special circumstances require an extension of time, the Committee shall notify the Participant (or Beneficiary), in writing, and the decision shall be rendered no later than

120 days after the receipt of the request. The decision of the Committee shall be in writing. The decision shall include specific reasons for the action taken and specific references to the Plan provisions on which the decision is based.

      8.5 FEES AND EXPENSES. The Company shall bear all costs, fees and expenses associated with the establishment, administration, and maintenance of the Plan.

      8.6 FACILITY OF PAYMENT. If the Committee determines that any person to whom a benefit is payable hereunder is or may be unable to care for his or her affairs on account of an illness or accident, or is a minor, then any benefit due such person may be paid to such person's spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person. Any such payment shall be deemed to discharge, in full, the liability of the Plan and the Company therefor.

                                   ARTICLE IX
                              PARTICIPANTS' RIGHTS

      9.1 SPENDTHRIFT PROVISION. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber any amount payable hereunder. No amount payable under this Plan shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debt, judgment, alimony or separate maintenance owed by a Participant or any other person. No amount payable under this Plan shall be transferable by operation of law in the event of a Participant's or other person's bankruptcy or insolvency.

      9.2 NO CONTINUED EMPLOYMENT. No Participant shall have any right to continue in the employ of the Company or an Affiliate for any period of time or any right to continue his or her present or any other rate of compensation on account of participation in this Plan.

      9.3 OBLIGATION FOR BENEFIT PAYMENTS. Notwithstanding any provision of this Plan to the contrary, the payment of benefits under this Plan shall remain the obligation of the Company or the Affiliate who is the employer of a Participant hereunder. In the event the Company or such Affiliate designates a third-party as the payor of the benefits and the assets of such third-party are insufficient to meet the payment obligations of the Company or Affiliate, such deficiency shall be paid by the Affiliate or the Company, as the case may be.

      9.4 TAXES. The Company or an Affiliate shall withhold as a condition of payment hereunder, or as a condition of the crediting of an Award hereunder, the amount of any income, employment or other taxes required to be withheld under applicable Federal or state law. Any such taxes may be withheld from the amount of a distribution hereunder or from any amount otherwise payable from the Company or an Affiliate to an affected Participant herein.

                                    ARTICLE X
                                  MISCELLANEOUS

      10.1 TERMINATION OF PLAN. The Board of Directors shall have the right, at any time, to terminate this Plan; provided, however, that in no event shall a termination reduce the amount then allocated to a Participant's Account or Accounts hereunder. The Board shall provide written notice of such termination to each Participant hereunder. As of the effective date of any such termination:

      a.    No additional Awards shall be credited to Accounts hereunder;

      b. Amounts then credited to a Participant's Account shall continue to be credited with the Interest Crediting Rate in accordance with
            Section 4.5 hereof; and

      c.    Distribution of a Participant's  Account shall be made in accordance
            with  his  or  her  Schedule  A,  which  shall  remain   subject  to
            modification in accordance with Section 5.5 hereof.

      10.2 CODE SECTION 409A. This Plan is intended to comply and shall be interpreted and construed in a manner consistent with the provisions of Code
Section 409A, including any rule or regulation promulgated thereunder. The provisions of this Plan shall not be deemed applicable to the Prior Plan or to constitute a material modification with respect to such Prior Plan. In the event that any provision of the Plan would cause an amount deferred hereunder to be subject to tax under the Code prior to the time such amount is paid to a Participant, such provision shall, without the necessity of further action by the Board or the Committee, be deemed null and void as of the Effective Date.

      10.3 INUREMENT. This Plan shall be binding upon and shall inure to the benefit of the Company and each Participant hereto and their respective heirs, executors, administrators, successors and assigns.

      10.4 NO EFFECT ON OTHER BENEFITS. Any compensation paid or benefits provided to a Participant shall be in addition to, and not in lieu of, the benefits provided to such Participant under this Plan. Nothing in this Plan shall be construed as limiting, varying or reducing the provision of any benefit available to a Participant, such Participant's estate or Beneficiary pursuant to any employment agreement, retirement plan, including any qualified pension or profit-sharing plan, health, disability or life insurance plan or any other form of agreement or arrangement between the Company and/or an Affiliate and a Participant.

      10.5 AMENDMENT AND MODIFICATION. The Board of Directors of the Company may amend this Plan, in its discretion. In addition, the Committee shall possess the authority to amend the Plan, any Schedule A executed in connection with the Plan or any ancillary form or document related to the Plan, to facilitate its administration, to ensure that the Plan is deemed an unfunded plan of deferred compensation within the meaning of the Code or ERISA, or otherwise to comply or make consistent with applicable law. Any amendment that reduces the amount then credited to a Participant's Accounts shall be effective only with the written consent of each such Participant. No amendment shall provide for the payment or notional investment of an Award hereunder in the form of units or shares of common stock issued by the Company or in a manner otherwise constituting a security or derivative security within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

      Notwithstanding the foregoing, however, the consent of any Participant or Beneficiary shall not be required if the Board of Directors or the Committee, as the case may be, reasonably determines that an amendment or modification is necessary to ensure that amounts credited to a Participant's Accounts are not subject to Federal income taxation until withdrawn or distributed or to ensure that the Plan is deemed to be unfunded or maintained for the benefit of a select group of management employees within the meaning of ERISA.

      10.6 GOVERNING LAW. This Plan is governed by the internal laws of the State of Louisiana, in all respects, including matters of construction, validity and performance.

      10.7 MERGER OR CONSOLIDATION. In the event of a merger or a consolidation by the Company with another corporation or entity, or the acquisition of substantially all of the assets or outstanding stock of the Company by another corporation or entity, then and in such event, the obligations and responsibilities of the Company under this Plan shall be assumed by any such successor or acquirer, and all of the rights, privileges and benefits of the Participants and Beneficiaries hereunder shall continue.

      10.8 ENTIRE PLAN. This Plan, any written amendments hereto, Schedule A, and each designation of a Beneficiary hereunder shall be deemed to contain all the terms and provisions of the Plan and shall constitute the entire Plan.

      THIS PLAN was approved by the Board of Directors of Hibernia Corporation on August 24, 2005, to be effective as of the date first set forth above.

                                          HIBERNIA CORPORATION


                                          By:
                                              --------------------------------

                                          Its:
                                               -------------------------------

99539944-5

                              HIBERNIA CORPORATION
                            2005 DEFERRED AWARD PLAN

                                    EXHIBIT A
                              INITIAL PARTICIPANTS

      Set forth below are the individuals who shall be deemed Participants in the Plan as of the Effective Date.

      [11 participant names omitted]

                              HIBERNIA CORPORATION
                            2005 DEFERRED AWARD PLAN
                                    EXHIBIT B
                          DETERMINATION OF ANNUAL AWARD

1.    ANNUAL AWARD:

      The Award credited to the Account of each  Participant in accordance  with
Section 4.3 of the Plan shall equal such Participant's Adjusted Benefit Quotient, determined as follows:

      a. First, the "Target Benefit" shall be determined as the excess of the Participant's Target Compensation Percentage over such Participant's Allowable Offsets.

      b. Second, the "Present Value Benefit" shall be determined as the present value of the Target Benefit shall be determined, assuming that such benefit is payable annually as of the first day of each Plan Year in the form of an immediate annuity for a 20-year term using an 8.5% interest rate.

      c. Third, Adjusted Benefit shall be determined as the excess of (i) the Present Value Benefit, over (ii) the value of the Participant's Account or Accounts hereunder determined as of the applicable Annual Valuation Date, including interest credited for the Plan Year ended as of such date.

      d. Fourth, the "Benefit Quotient" shall be determined as the quotient of (i) the Adjusted Benefit, divided by (ii) the excess of 65 over the Participant's attained age as of the applicable Annual Valuation Date, disregarding partial years (such number of years referred to as the "Accrual Period").

      e. Fifth, the "Adjusted Benefit Quotient" shall be determined as the present value of the Benefit Quotient, assuming that such amount is payable in the form of a single sum at as of the last day of the Accrual Period and an interest rate in the amount of 8.5%.

2.    DEFINITIONS:

      a. ALLOWABLE OFFSETS means the sum of (i) 50% of a Participant's Primary Social Security Benefit, and (ii) the aggregate of a Participant's Annualized ESOP Benefit, Executive Insurance Benefit, and Employer Pension Amount.

      b. ANNUALIZED ESOP BENEFIT means the sum of the fair market value of a Participant's accounts in the Company's Employee Stock Ownership Plan, the Supplemental Stock Compensation Plan, and the 2005 Supplemental Stock Compensation Plan, determined as of the Annual Valuation Date, subject to the following adjustments:

      i. Such sum shall be credited with earnings determined at the rate of 12% per annum, compounded annually, until the Annual Valuation Date which coincides with or immediately follows the date on which the Participant attains age 65 (the "Adjusted Balance"); and

      ii. The Adjusted Balance shall be converted to a single life annuity, using a 5% interest rate and an assumed life expectancy of 20 years.

      b. AVERAGE GROSS PAY means the average of the immediately preceding three consecutive whole calendar years of base compensation and bonus paid to a Participant hereunder.

      c. EMPLOYER PENSION AMOUNT means the sum of the annual pension benefits accrued for the benefit of a Participant under any defined benefit pension plan maintained by the Company or other related or unrelated employer of the Participant, if any, whether such plan is qualified under Code Section 401(a) or maintained in the form of a nonqualified plan. The amount of such annual benefit shall be expressed in the form of a single life annuity commencing upon the Participant's attainment of age 65.

      d. EXECUTIVE INSURANCE BENEFIT means, for each Participant, the amount set forth in Paragraph 3 hereof.

      e. PRIMARY SOCIAL SECURITY BENEFIT means the primary Social Security benefit payable to the Participant as of his or her Social Security retirement age. For purposes of any contribution hereunder, such amount may be estimated by the Company.

      f. TARGET COMPENSATION PERCENTAGE means 39% of a Participant's Average Gross Pay.

3.  DETERMINATION OF EXECUTIVE INSURANCE BENEFIT:

       The annual Executive Insurance Benefit of each affected Participant shall be the amount determined as follows:

      AFFECTED PARTICIPANT          EXECUTIVE INSURANCE BENEFIT

      [11 participant names         [amounts omitted]
      omitted]

                              HIBERNIA CORPORATION
                            2005 DEFERRED AWARD PLAN
                                    EXHIBIT C
                   DEFINITION OF VESTING CHANGE OF CONTROL


      A "VESTING CHANGE OF CONTROL" shall be deemed to occur if:

      a. A person, including a "group" as defined in Paragraph 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (excluding Hibernia Corporation or any of its Subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of Hibernia Corporation or any of its Subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of Hibernia Corporation in substantially the same proportion as their ownership of Hibernia Corporation), becomes the beneficial owner as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (other than as a result of the acquisition of shares by Hibernia Corporation or a Subsidiary of Hibernia Corporation) of shares of Hibernia Corporation having 50% or more of the then outstanding voting power of Hibernia Corporation,

      b. Hibernia Corporation shall have sold or disposed of all or substantially all of its assets or substantially all of the assets of its wholly-owned subsidiary, Hibernia National Bank, in one or a series of transactions to a party not a member of a controlled group (as defined in the Code or regulations thereunder) with Hibernia Corporation,

      c. Hibernia Corporation consummates a merger, consolidation, share exchange or similar form of corporate transaction that requires the approval of the shareholders of Hibernia Corporation, whether for such transaction or for the issuance of securities in the transaction (a "Business Combination"), unless, immediately following the Business Combination, (A) more than 50% of the total voting power of either the entity resulting from such Business Combination (the "Surviving Entity") or, if applicable, the ultimate parent company that directly or indirectly has beneficial ownership of at least 95% of the voting securities eligible to elect directors of the Surviving Entity (the "Parent"), is represented by the voting securities of Hibernia Corporation that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such voting securities were converted pursuant to the Business Combination), and such voting power among the holders thereof is in substantially the same proportions as the voting power of Hibernia Corporation's voting securities among the holders thereof immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors of the Parent (or, if there is no Parent, the Surviving Entity) were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors of Hibernia Corporation, providing for such Business Combination,

      d. The shareholders of Hibernia Corporation approve a plan of complete liquidation or dissolution of Hibernia Corporation, or

      e. During any period of two consecutive calendar years, the individuals who, at the beginning of such period, constitute the Board of Directors of Hibernia Corporation (the "Incumbent Directors") cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the shareholders of Hibernia Corporation of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or persons nominated or elected by such directors (each such new director shall also be deemed to be an "Incumbent Director").

      A Change of Control shall not result from any transaction precipitated by the Company's insolvency, appointment of a conservator or determination by a regulatory agency that the Company is insolvent.

      If the Company is merged with and into Capital One Financial Corporation pursuant to that certain Agreement and Plan of Merger dated March 6, 2005, references to Hibernia Corporation or the Company hereunder shall be deemed to refer to Capital One Financial Corporation.

      The Committee shall determine whether a Change of Control has occurred.